Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	GEI, Inc.

Address of Joint Filer:	6604 West Broad Street
Richmond, Virginia 23230

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Genworth Financial, Inc. (GNW)

Date of Event Requiring
Statement (Month/Day/Year):	5/24/2004

Designated Filer:	GE Financial Assurance Holdings, Inc.

Signature:

GEI, Inc.

/s/ Briggs Tobin

Name:     Briggs Tobin

Title:       Attorney-in-fact

May 24, 2004

Date

Joint Filer Information

Name of Joint Filer:	General Electric Capital Corporation

Address of Joint Filer:	260 Long Ridge Road
Stamford, CT 06927

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Genworth Financial, Inc. (GNW)

Date of Event Requiring
Statement (Month/Day/Year):	5/24/2004

Designated Filer:	GE Financial Assurance Holdings, Inc.

Signature:

General Electric Capital Corporation

/s/ Briggs Tobin

Name:     Briggs Tobin

Title:       Attorney-in-fact

May 24, 2004

Date

Joint Filer Information

Name of Joint Filer:	General Electric Capital Services, Inc.

Address of Joint Filer:	260 Long Ridge Road
Stamford, CT 06927

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Genworth Financial, Inc. (GNW)

Date of Event Requiring
Statement (Month/Day/Year):	5/24/2004

Designated Filer:	GE Financial Assurance Holdings, Inc.

Signature:

General Electric Capital Services, Inc.

/s/ Briggs Tobin

Name:     Briggs Tobin

Title:       Attorney-in-fact

May 24, 2004

Date

Joint Filer Information

Name of Joint Filer:	General Electric Company

Address of Joint Filer:	3135 Easton Turnpike
Fairfield, CT 06828

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Genworth Financial, Inc. (GNW)

Date of Event Requiring
Statement (Month/Day/Year):	5/24/2004

Designated Filer:	GE Financial Assurance Holdings, Inc.

Signature:

General Electric Company

/s/ Briggs Tobin

Name:     Briggs Tobin

Title:       Attorney-in-fact

May 24, 2004

Date